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                                                                    EXHIBIT 10.5


                         REGISTRATION RIGHTS AGREEMENT




                 This Registration Rights Agreement (this "Agreement"), dated as of May 15, 1996, is among RentX Industries, Inc., a Delaware corporation (the "Corporation"), Mesirow Capital Partners VI, an Illinois limited partnership ("Mesirow"), The Edgewater Private Equity Fund II, L.P., a Delaware limited partnership ("Edgewater," Mesirow, Edgewater and any other persons who purchase shares of Preferred Stock pursuant to the Investment Agreement (as each term is defined below) being collectively referred to as the "Investors") and BACE Investments, LLC, a Colorado limited liability company ("Bace").


                                    RECITALS

                 WHEREAS, the Investors are purchasing shares of convertible Series A Preferred Stock, par value $1.00 per share (the "Preferred Stock") convertible into shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of the Corporation and Bace is purchasing shares of convertible Series B Preferred Stock, par value $1.00 per share, convertible into shares of Class A Common Stock (all shares of Class A Common Stock into which the Preferred Stock or the Series B Preferred are converted or may be convertible from time to time being referred to as the "Purchased Shares") as contemplated by that certain Investment Agreement dated as of May 15, 1996 (the "Investment Agreement"), among the Corporation, the Investors, and Bace; provided that certain registration rights are granted to the Investors; and

                 WHEREAS, the Corporation deems it desirable for the Corporation to grant certain registration rights to the Investors in order to induce the Investors to purchase the Preferred Stock pursuant to the terms of the Investment Agreement and to Bace.

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 1.       Definitions.  As used in this Agreement:

                          (a)  "Commission" means the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.

                          (b)  "Common Stock" means the common stock of the
Corporation of any class.
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                          (c)  "Person" means a natural person, a partnership,
a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                          (d)  "Registrable Shares" means at any time (i) the
Purchased Shares (whether or not such shares have been issued or are issuable or are issuable upon conversion of the Preferred Stock or the Series B Preferred); (ii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Registrable Shares; and (iii) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Registrable Shares; provided, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by exercise, conversion or otherwise), whether or not such acquisition has actually been effected.

                          (e)  "Registration Expenses" has the meaning ascribed
to it in Section 6 of this Agreement.

                          (f)  "Securities Act"  means the Securities Act of
1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                          (g)  "Securities Exchange Act" means the Securities
Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                 2.       Demand Registrations.

                          (a)  Requests for Registration.  At any time after
May 15, 1999, the holders of at least 50% or more of the then outstanding Registrable Shares at any time may request registration under the Securities Act of all or part of their Registrable Shares for sale in the manner specified in such request. Within ten days after receipt of any request pursuant to this
Section 2(a), the Corporation will give written notice of such request to all other holders of Registrable Shares and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice. All registrations requested pursuant to this Section 2(a) are referred to herein as "Demand Registrations."





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                          (b)  Number of Demand Registrations.  The Corporation
shall be obligated to register Registrable Shares pursuant to a Demand Registration on three occasions only; provided that a registration will not count as a Demand Registration until it has become effective and unless the holders of Registrable Shares requesting such Registration are able to register and sell at least 90% of the Registrable Shares requested to be included in such registration; provided that in any event the Corporation will pay all Registration Expenses in connection with any registration requested hereunder; provided, however, that a registration that is withdrawn at the request of the holders of Registrable Shares who demanded such Demand Registration will count as a Demand Registration unless the Company is reimbursed by holders of Registrable Shares for all reasonable out-of-pocket expenses incurred by the Company in connection with such registration. The Company shall not be required to effect a Demand Registration if the number of shares requested to be registered is less than 2% of the shares of Common Stock then outstanding.

                          (c)  Priority on Demand Registrations.  If a Demand
Registration is an underwritten public offering, the holders of a majority of the Registrable Shares to be sold pursuant to such offering may designate the managing underwriters for such offering; provided that the selection of such managing underwriters is subject to the approval of the Corporation, which approval may not be unreasonably withheld. If in such an underwritten public offering the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register.

                          (d)  Restrictions on Registrations.  The Corporation
may postpone for up to four months the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation reasonably believes that such Demand Registration will have a material adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction; provided that the Corporation shall have the right to so postpone such filing or effectiveness only one time during any period of fourteen consecutive months.

                 3.       Piggyback Registrations.

                 (a) Right to Piggyback. Whenever the Corporation proposes to register any of its securities under the Securities Act (other than a Demand Registration) and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback





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Registration"), the Corporation will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (which notice shall be given not less than 30 days prior to the date the registration statement is to be filed) and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the receipt of the Corporation's notice.

                 (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration which in such opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares had requested the registration of less than all such Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

                 (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Shares requested to be included in such registration which in such opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

                 (d) Other Registrations. If the Corporation has previously received a request for a Demand Registration pursuant to Section 2 or has previously filed a registration statement with respect to Registrable Securities pursuant to this Section 3, and if such previous request or registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 6 months has elapsed from the effective date of such Demand Registration or previous registration, as the case may be.





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                 4.       Holdback Agreements.

                 (a) Each of the holders of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                 (b) The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) use all reasonable efforts to cause each holder of at least 1% (on a fully-diluted basis) of its equity securities (other than equity securities acquired in a public trading market), or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                 5. Registration Procedures. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as possible:

                 (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or such longer period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;





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                 (c)  furnish to each seller of Registrable Shares and the
underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

                 (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (ii) consent to general service of process in any such jurisdiction);

                 (e) cause all such Registrable Shares to be listed or authorized for quotation on each securities exchange or automated quotation system on which similar securities issued by the Corporation are then listed or quoted;

                 (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                 (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

                 (h) make available for inspection by the seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                 (i) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                 (j) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;





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                 (k)  prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such seller;

                 (l) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                 (m) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                 (n) at least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws;

                 (o) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request and as are customarily covered by the issuer's counsel in an underwritten offering; and
(ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request and as are customarily covered in accountant's letters in connection with an underwritten offering; and





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                 (p)  otherwise use its best efforts to comply with the
provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition and to make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                 (q) Each holder of Registrable Shares that sells Registrable Shares pursuant to a registration under this Agreement agrees that in connection with registration as follows:

                          (i) Such seller shall cooperate as reasonably requested by the Corporation with the Corporation in connection with the preparation of the registration statement, and for so long as the Corporation is obligated to file and keep effective the registration statement, shall provide to the Corporation, in writing, for use in the registration statement, all such information regarding such seller and its plan of distribution of the Registrable Shares as may be reasonably necessary to enable the Corporation to prepare the registration statement and prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

                          (ii) During such time as such seller may be engaged in a distribution of the Registrable Shares, such seller shall comply with Rules 10b-6 and 10b-7 promulgated under the Securities Exchange Act and pursuant thereto it shall, among other things; (x) not engage in any stabilization activity in connection with the securities of the Corporation in contravention of such rules; (y) distribute the Registrable Shares under the registration statement solely in the manner described in the registration statement; and (z) cease distribution of such Registrable Shares pursuant to such registration statement upon receipt of written notice from the Corporation that the prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 6.       Registration Expenses.

                 (a) All expenses incident to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of transfer agents and registrars, fees and expenses of compliance with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, without





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limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange on which any shares of common stock are then listed or quoted.

                 (b) In connection with each Demand Registration and Piggyback Registration effected pursuant to this Agreement, the Corporation will reimburse the holders of Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel for the holders chosen by the holders of a majority of such Registrable Shares.

                 7.       Indemnification.

                 (a) The Corporation agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 7(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or by such seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares and in connection therewith the Corporation shall enter into an underwriting agreement in customary form containing such provisions for indemnification and contribution as shall be reasonably requested by the underwriters. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                 (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 7(c)) resulting from any untrue statement of a material fact contained in the registration





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statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to; provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

                 (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (ii) unless in such indemnified party's reasonable judgment (with written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                 (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such





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indemnified party in connection with investigating or, except as provided in
Section 7(c), defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' obligations in this
Section 7(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

                 (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

                 8. Compliance with Rule 144. In the event that the Corporation (a) registers a class of securities under Section 12 of the Exchange Act, (b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under
Section 13 or 15(d) of the Exchange Act, then the Corporation shall (i) make and keep public information available, as those terms are understood and defined in Rule 144 of the Commission, (ii) file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act and (iii) at the request of any holder who proposes to sell securities in compliance with Rule 144, forthwith furnish to such holder a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time and make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

                 9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                 10. No Inconsistent Agreements. The Corporation will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of the Registrable Shares in this Agreement.

                 11. Adjustments Affecting Registrable Shares. The Corporation will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                 12. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                 13. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the holders of 80 percent of the Registrable Shares; provided that any such amendment or waiver shall apply equally to all holders of Registrable Shares except to the extent a holder of Registrable Shares adversely affected by unequal treatment otherwise consents. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

                 14. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement. However, any successor, assign or holder to have the benefits of this Agreement must at the request of the Corporation agree to be bound by the terms hereof.

                 15. Other Registration Rights. Except for the registration rights granted hereunder, the Corporation will not grant to any Persons the right to request the Corporation to register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least two-thirds of the Registrable Shares. Except for registrations pursuant to registration rights granted to the holders of Registrable Shares hereunder or registrations of securities by the Corporation, the Corporation shall not register any equity securities of the Corporation, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least two-thirds of the Registrable Shares. The Corporation will not include in any Demand Registration any securities which are not Registrable Shares (for the purposes of Section 2), without the written consent of the holders of at least a majority of the Registrable Shares requesting such registration.

                 16. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

                 17. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                 18. Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

                 19. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

                 If to the holders of Registrable Shares, to the addresses set forth on the stock record books of the Corporation;

                 with a copy to (in the case of notices to holders other than Bace and its transferees):

                          Sidley & Austin
                          One First National Plaza
                          Chicago, Illinois  60603
                          Attention:  John J. Sabl


                 20. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in that state.

                 21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Corporation.

                 22. Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

        This Registration Agreement was executed on the date first set forth above.


                                        RENTX INDUSTRIES, INC.


                                        By: /s/ CRAIG J. ZOELLNER
                                            ------------------------------------
                                            Craig J. Zoellner
                                            Vice President


                                        MESIROW CAPITAL PARTNERS VI

                                        By: Mesirow Private Equity
                                                 Investments, Inc.,
                                               General Partner


                                            By: /s/ THOMAS E. GALUHN
                                                --------------------------------
                                                Thomas E. Galuhn
                                                Vice President


                                        THE EDGEWATER PRIVATE EQUITY FUND,
                                        II L.P.

                                        By:  Gordon Management, Inc.


                                             By: /s/ J.A. GORDON
                                                 ------------------------------
                                                 James A. Gordon
                                                 President


                                        BACE INVESTMENTS, LLC


                                             By: /s/ CRAIG J. ZOELLNER
                                                 ------------------------------
                                                 Craig J. Zoellner
                                                 Member

                                AMENDMENT NO. 1
                                       TO
                         REGISTRATION RIGHTS AGREEMENT
                                  BY AND AMONG
                            RENTX INDUSTRIES, INC.,
                          MESIROW CAPITAL PARTNERS VI,
                   THE EDGEWATER PRIVATE EQUITY FUND II, L.P.
                                      AND
                             BACE INVESTMENTS, LLC
                            DATED AS OF MAY 15, 1996

                  This Amendment No. 1 to the Registration Rights Agreement (this "Amendment"), dated as of June 26, 1997, is by and among RentX Industries, Inc. ("RentX"), Mesirow Capital Partners VI ("Mesirow"), The Edgewater Private Equity Fund II, L.P.("Edgewater"), BACE Investments, LLC ("Bace"), Trustees of Grinnell College ("Grinnell") and Inroads Capital Partners, L.P. ("Inroads").

                  WHEREAS, RentX, Mesirow, Edgewater and Bace have entered into that certain Registration Rights Agreement, dated as of May 15, 1996 (the "Registration Rights Agreement");

                  WHEREAS, Grinnell, in addition to certain other persons, became a party to the Registration Rights Agreement on May 29, 1996;

                  WHEREAS, Inroads became a party to the Registration Rights Agreement on August 2, 1996;

                  WHEREAS, the parties hereto desire to enter into this Amendment in order to amend certain provisions of the Registration Rights Agreement; and

                  WHEREAS, the Registration Rights Agreement may be amended by the consent of the parties hereto;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective parties hereto hereby agree as follows:

                  1. DEFINITIONS. Unless stated otherwise, capitalized terms used in this Amendment shall have the meanings specified in the Registration Rights Agreement.

                  2. AMENDMENT TO SECTION 1.1(D). Section 1.1(d) is hereby amended to read in its entirety as follows:

                  "(d) "Registrable Shares" means at any time (i) the Purchased Shares (whether or not such shares have been issued or are issuable or are issuable upon conversion of the Preferred Stock or the Series B Preferred); (ii) all shares of Class A Common Stock into which Series C Preferred Stock, par value $1.00 per share ("Series C Preferred"), are converted or may be convertible from time to time (whether or not such shares have been issued or are issuable or are issuable upon conversion of the Series C Preferred); (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Registrable Shares; and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Registrable Shares; provided, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by exercise, conversion or otherwise), whether or not such acquisition has actually been effected."

                  3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflicts of law doctrine.

                  4. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Amendment No. 1 to the Registration Rights Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.


                                            RENTX INDUSTRIES, INC.


                                            By: /s/ ARNOLD A. BERNSTEIN
                                                -------------------------------
                                                Name: Arnold A. Bernstein
                                                Title: President - CEO


                                            BACE INVESTMENTS, LLC

                                            By: /s/ RICHARD M. TYLER
                                                -------------------------------
                                                Richard M. Tyler
                                                Member


                                            MESIROW CAPITAL PARTNERS VI


                                            By: Mesirow Financial Services,
                                                Inc., General Partner


                                                By: /s/ THOMAS E. GALUHN
                                                    ---------------------------
                                                    Thomas E. Galuhn
                                                    Vice President


                                            THE EDGEWATER PRIVATE EQUITY
                                            FUND II, L.P.


                                            By: Gordon Management, Inc.,
                                                General Partner


                                                By: /s/ J.A. GORDON
                                                    ---------------------------
                                                    James A. Gordon
                                                    President

                                            TRUSTEES OF GRINNELL COLLEGE


                                            By:  /s/ J.A. GORDON
                                                 ------------------------------
                                                 James A. Gordon
                                                 Authorized Agent


                                            INROADS CAPITAL PARTNERS, L.P.


                                            By:  Inroads General Partners, L.P.
                                                 General Partner


                                                 By: /s/ MARGARET G. FISHER
                                                     --------------------------
                                                     Margaret G. Fisher
                                                     General Partner















                     (Signature Page to Amendment No. 1 to
                       the Registration Rights Agreement)